Harleysville National Corporation

Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Montgomery
Philadelphia
Chester
Existing Locations
Willow Financial Locations

From Berks to Bucks
County, Chester County
to Carbon County, we
invest in our communities
and businesses every
day.
Celebrating 100 years
of tradition

2009 Annual Meeting of
Shareholders
April 28, 2009
Presidential Caterers
Norristown, PA

2009 Annual Meeting of
Shareholders
Paul D. Geraghty
President and Chief Executive
Officer

We Are Here
☐ Great franchise
☐ Strong team
☐ Many accomplishments

How Did We Get Here?
☐ Economic environment
☐ Philosophy and focus

Where We Are Going
☐ Dedicated to getting to a great
 place
☐ Just need time

Forward-Looking Information
During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Harleysville National Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Harleysville National Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Such factors include the possibility that anticipated cost savings may not be realized, estimated synergies may not occur, increased demand or prices for the Corporation’s financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties.
Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the Corporation’s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inability to achieve desired increases in capital and improvement in asset quality; merger-related synergies; interest rate movements; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. When we use words such as “believes”, “expects”, “anticipates”, or similar expressions, we are making forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are also advised to review the risk factors that may affect Harleysville
National Corporation’s operating results in documents filed by Harleysville National Corporation with the
Securities and Exchange Commission, including the Quarterly Report on Form 10-Q, the Annual Report
on Form 10-K, and other required filings. Harleysville National Corporation assumes no duty to update the forward-looking statements made in this presentation.

We Are Here
☐ Great franchise
☐ Strong team
☐ Many accomplishments

Harleysville Today
☐ Exceptional demographics and footprint
☐ Over 80 branches in attractive markets
☐ Strong fee-based businesses
☐ Capable, highly experienced management
 team

2008: A Year of Significant
Accomplishments
☐ Completed Willow acquisition
 ■ Seamless integration
 ■ Disciplined in-market expansion
 ■ Leverages combined strengths
 ■ Positions Harleysville for long term

2008: A Year of Significant
Accomplishments
☐ Formed new executive team, management
 reorganized
☐ Strengthened credit administration
☐ Increased net interest margin by 22 basis points
☐ Boosted noninterest income by 7%
☐ Experienced 5% organic loan growth
☐ Profitable results

	2006	2007	2008
Core Performance*	$1.11	$1.03	$1.11
Credit Cost **	(.02)	(0.17)	(0.28)
Non Core Gain (Loss/Exp.)	.25	.04	(.05)
Reported Net Income	$1.34	$0.90	$0.78
* Represents a non-GAAP disclosure
**Represents interest foregone on avg. nonperforming assets @ 7% and provision in excess of 20 bps on average loan outstandings
Financial Performance
(earnings per share)

How Did We Get Here?
☐ Economic environment
☐ Philosophy and focus

2008: A Year of Unprecedented
Challenges
☐ Harleysville not immune
☐ Economy
 ■ Recession
 ■ Unemployment
 ■ Plummeting real estate valuations
☐ Political changes affect regulatory environment

Other
2%
Residential
14%
Home Equity
27%
Commercial
Real Estate
30%
Commercial
and Industrial
27%

Harleysville NATIONAL CORPORATION

Loan Portfolio Segmentation

Credit Portfolio
☐ Harleysville increased loan loss reserves
 to $50 million at year end
 ■ Nonperforming assets increased to $78.5
 million at year end
 ■ Nonperforming assets: 1.43% of total assets
 (0.56% at end of ’07)

Capital Measure	HNC Ratio at 12/31/08	Adequately Capitalized*	Well- Capitalized*
Total Capital to Risk- Weighted Assets	8.88%	8%	10%
Tier I Capital (to risk- weighted assets)	7.73%	4%	6%
Tier 1 Capital (to average assets)	8.19%	4%	5%
*Reflects current regulatory standard as of 3/31/09
Harleysville National Corporation
Capital Measures

Dividend Reduction
☐ Strong precautionary measure
☐ Protect and strengthen balance sheet
☐ Safeguard your long-term investment in
 Harleysville
 ■ Build capital
 ■ Enhance shareholder value

Expense Reductions
☐ Reduced compensation and staffing expenses
☐ Curtailed capital expenditures
☐ Consolidated branches
☐ Decreased discretionary expense

Expense Reductions
 We cannot control the economy. We can
 control expenses
 Harleysville is taking the hard action
 necessary to improve financial results,
 enhance efficiency, and reduce our operating
 costs

Where We Are Going
☐ Restoring franchise to historical
 performance
☐ Challenges not structural
☐ Foundation is strong

Attractive Footprint

Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Montgomery
Chester
Philadelphia
Existing Locations
Willow Financial Locations

Progress Made
☐ Strengthened core earnings
☐ Strategically focused business model
☐ Talented players across the line
☐ Underwriting standards and credit
 management

2009 Annual Meeting of
Shareholders
George S. Rapp, CPA
Executive Vice President,
Chief Financial Officer

$1.31
$1.32
$1.34
$0.90
$0.78
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2004
2005
2006
2007
2008

Harleysville
NATIONAL CORPORATION

* Adjusted for stock dividend
Diluted Earnings Per Share*

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,025
$3,117
$3,250
$3,903
$5,491
2004
2005
2006
2007
2008

Harleysville NATIONAL CORPORATION

Assets: Year End Balances
(in millions)

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,846
$1,985
$2,047
$2,461
$3,685
2004
2005
2006
2007
2008

Harleysville
NATIONAL CORPORATION

Loans: Year End Balances
(in millions)

$4,000
$3,000
$2,000
$1,000
$0
$2,213
$2,365
$2,517
$2,985
$3,938
2004
2005
2006
2007
2008

Harleysville NATIONAL CORPORATION

Deposits: Year End Balances
(in millions)

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.55%
3.66%
3.27%
3.65%
2.95%
3.46%
2.82%
3.35%
3.04%
3.44%
2004
2005
2006
2007
2008
HNBC
MidAtlantic $1-6 Billion Peer

Harleysville NATIONAL CORPORATION

Source: SNL Financial
Net Interest Margin

$50
$40
$30
$20
$10
$0
$23.9
$24.2
$34.0
$39.4
$44.8
2004
2005
2006
2007
2008

* excluding gains/loss on sales of investment securities and non-recurring revenue
Other Income* (in millions)

16%
14%
12%
10%
8%
6%
4%
2%
0%
15.31%
12.11%
14.22%
10.96%
13.98%
10.48%
8.91%
8.23%
7.45%
4.02%
2004
2005
2006
2007
2008
HNBC
MidAtlantic $1-6 Billion Peer

Harleysville NATIONAL CORPORATION

Source: SNL Financial
Return on Average Equity

80%
70%
60%
50%
40%
30%
20%
10%
0%
51.02%
58.60%
52.97%
58.17%
56.96%
61.58%
61.14%
67.26%
63.24%
62.04%
2004
2005
2006
2007
2008
HNBC
MidAtlantic $1-6 Billion Peer

Harleysville National Corporation

Source: SNL Financial
Efficiency Ratio

	3/31/08	3/31/09
Diluted EPS	$.23	$.11
Net Interest Margin	2.91%	3.02%
Provision for Loan Losses	$1,960	$7,121
Total Assets	$3,894	$5,646
Total Loans	$2,482	$3,616
Total Deposits	$2,988	$4,147
Key Results
(dollars in millions)
Q1 2009 Performance

12/31/08		3/31/09
Loan Loss Reserve	$49,955	$53,062
Nonperforming Assets	$78,535	$89,474
Loan Loss Reserve / Loans	1.36%	1.47%
NPAs / Assets	1.43%	1.58%
Charge-offs / Avg. Loans	0.36%	0.44%
Asset Quality
(dollars in millions)
Q1 2009 Performance

HNBC - 12/31/2007 - 12/31/2008 Stock Price Performance
Stock Price (%)
40
20
0
-20
-40
-60
12/07
3/08
5/08
8/08
10/08
12/08
HNBC (-0.89%)
NASDAQ Bank (-23.92%)
NASDAQ (-40.54%)

Harleysville NATIONAL CORPORATION

Source: SNL Financial
HNBC: Nasdaq Bank Composite

HNBC - 12/31/2007 - 12/31/2008 Stock Price Performance
Stock Price (%)
40
20
0
-20
-40
12/07
3/08
5/08
8/08
10/08
12/08
HNBC (-0.89%)
Mid-Atlantic $1-6 billion (+0.32%)

Harleysville NATIONAL CORPORATION

Source: SNL Financial
HNBC: Peer Bank Composite

2009 Annual Meeting of
Shareholders
Paul D. Geraghty
President and Chief Executive
Officer

2009 and Beyond
☐ Execution culture
☐ Demand deposits
☐ Cross-sell: corporate-wide focus on
 relationships
☐ Improved execution in retail
☐ Return on Assets

Question and Answer
Session

Thank you